MetLife, Inc. Annual Investor Day
December 3, 2007
Agenda

Topic	Presenters
Registration / Continental Breakfast

Outline of Day	Conor Murphy

Overview	C. Robert Henrikson

Investments	Steven A. Kandarian

Finance	William J. Wheeler

Finance & Investments Q&A	William J. Wheeler
Steven A. Kandarian

Break

Institutional	William J. Mullaney

Individual	Lisa M. Weber

Break

International	William Toppeta

Q&A	All

Conor Murphy Vice President Institutional Business investor day 2 0 0 7 Conor Murphy Vice President Investor Relations

Safe Harbor Statement These materials contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in the operations and financial results and the business and the products of MetLife, Inc. and its subsidiaries (collectively, the "Company"), as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those included in the forward-looking statements as a result of risks and uncertainties including, but not limited to, the following: (i) changes in general economic conditions, including the performance of financial markets and interest rates; (ii) heightened competition, including with respect to pricing, entry of new competitors, the development of new products by new and existing competitors and for personnel; (iii) investment losses and defaults; (iv) unanticipated changes in industry trends; (v) catastrophe losses; (vi) ineffectiveness of risk management policies and procedures; (vii) changes in accounting standards, practices and/or policies; (viii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (ix) discrepancies between actual claims experience and assumptions used in setting prices for the Company's products and establishing the liabilities for the Company's obligations for future policy benefits and claims; (x) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xi) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xii) downgrades in the Company's and its affiliates' claims paying ability, financial strength or credit ratings; (xiii) regulatory, legislative or tax changes that may affect the cost of, or demand for, the Company's products or services; (xiv) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (xv) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (xvi) economic, political, currency and other risks relating to the Company's international operations; (xvii) the effects of business disruption or economic contraction due to terrorism or other hostilities; (xviii) the Company's ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; and (xix) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission. The Company specifically disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at Investor Day and contained in these presentations include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on common equity. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. All references in these slides and in the presentations delivered at Investor Day to "operating earnings" for 2005 and future years should be read as references to "operating earnings available to common shareholders." Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders (as defined above) by the number of weighted average diluted common shares outstanding for the period indicated. All references in these slides and in the presentations made at this conference to "operating earnings per share" for 2005 and future years should be read as references to "operating earnings available to common shareholders per diluted common share."

Explanatory Note on Non-GAAP Financial Information (Continued) Operating return on common equity is calculated by dividing operating earnings available to common shareholders (as defined above) by average common equity for the period indicated, excluding accumulated other comprehensive income. For the historical periods presented, reconciliations of non-GAAP measures used in the presentations made at Investor Day to the most directly comparable GAAP measures are included in the Appendix to the presentation materials and are on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Company's website. The non- GAAP measures used in the presentations made at Investor Day should not be viewed as substitutes for the most directly comparable GAAP measures. In the presentations made at Investor Day, MetLife provides guidance on its future earnings, earnings per share and return on common equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

Agenda Topic Presenters Registration / Continental Breakfast Outline of Day Conor Murphy Overview C. Robert Henrikson Investments Steven A. Kandarian Finance William J. Wheeler Finance & Investments Q&A William J. Wheeler Steven A. Kandarian Break Institutional William J. Mullaney Individual Lisa Weber Break International William Toppeta Q&A All

C. Robert Henrikson Chairman, President & CEO investor day 2 0 0 7

We are winning in the marketplace... EVERY DAY.

MetLife A B C D E F G H I Total 8.76 4.61 4.49 3.73 2.39 1.67 1.15 0.96 0.91 0.32 ($ Billions) Group Life & Non-Medical Health 2000 In-force Premiums & Equivalents U.S. Group Employee Benefits - We Stood Alone Source: Life excluding COLI & BOLI (LIMRA), Disability (LIMRA), Dental (MetLife Research), Long-Term Care (MetLife Research), Auto & Home (MetLife Research). See Appendix for non-GAAP financial information definitions and/or reconciliations.

($ Billions) U.S. Group Employee Benefits - We Extended Our Lead MetLife A C B D E H G F I Total 11.79 4.95 4.65 4.11 3.05 1.94 1.47 0.85 0.69 0.26 Group Life & Non-Medical Health 2003 In-force Premiums & Equivalents Source: Life excluding COLI & BOLI (LIMRA), Disability (LIMRA), Dental (MetLife Research), Long-Term Care (MetLife Research), Auto & Home (MetLife Research). See Appendix for non-GAAP financial information definitions and/or reconciliations.

($ Billions) U.S. Group Employee Benefits - The Clear Leader MetLife B A C D E H G F I Total 14.03 5.45 4.67 4.41 3.48 3.28 1.67 0.61 0.56 0.34 Group Life & Non-Medical Health 2006 In-force Premiums & Equivalents Source: Life excluding COLI & BOLI (LIMRA), Disability (LIMRA), Dental (MetLife Research), Long-Term Care (MetLife Research), Auto & Home (MetLife Research). See Appendix for non-GAAP financial information definitions and/or reconciliations.

MetLife B A C D E H G F I Life 5.24 1.12 1 1.2 2.68 1.18 0.65 0.32 0.29 - Dental 5.12 3.53 2.79 - - - - - - - Disability 2.47 0.8 0.89 3.01 0.76 2.1 1.01 0.29 0.17 - LTC 0.33 - - 0.19 0.04 - - - - 0.34 Auto & Home 0.87 - - - - - - - 0.09 - ($ Billions) U.S. Group Employee Benefits - Alone...and Diversified Group Life & Non-Medical Health 2006 In-force Premiums & Equivalents Source: Life excluding COLI & BOLI (LIMRA), Disability (LIMRA), Dental (MetLife Research), Long-Term Care (MetLife Research), Auto & Home (MetLife Research). See Appendix for non-GAAP financial information definitions and/or reconciliations.

($ Billions) 2000 Sales U.S. Variable Annuities A B C D E F G H I J MetLife Sales 14.6 10.3 9.9 9.8 7.1 6.7 6.7 5.5 4.8 4.7 4.5 Source: VARDS. See Appendix for non-GAAP financial information definitions and/or reconciliations.

($ Billions) 2003 Sales U.S. Variable Annuities - Growing... B C G MetLife D A I E H F K Sales 15.8 12.8 10.1 9.8 8 7.5 6.3 6 4.6 4.5 4.1 Source: VARDS. See Appendix for non-GAAP financial information definitions and/or reconciliations.

($ Billions) 2006 Sales U.S. Variable Annuities - Growing... C MetLife G B K A I L H D E Sales 13.8 13.4 12.9 12.2 10.3 10.2 9.5 9.4 9.1 8.8 8.8 Source: VARDS. See Appendix for non-GAAP financial information definitions and/or reconciliations.

($ Billions) 3Q07 YTD Sales U.S. Variable Annuities - Growing...to Lead MetLife G C B K A L I H D E Sales 11.6 11.4 10.5 10.1 9.2 8.5 8.2 8.2 7.9 7.1 7 Source: VARDS. See Appendix for non-GAAP financial information definitions and/or reconciliations.

29.0% CAGR2 ($ Billions) International - Exporting our Expertise Revenue1 2000 2001 2002 2003 2004 2005 2006 2007E Revenue 0.7 0.9 1.1 1.7 2.1 2.8 3.6 4.1 1Premiums, Fees & Other Revenues. 2Calculated using 2007E mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations.

Converting Growth into Earnings Operating EPS 8.9% CAGR2 17.8% CAGR2 2000 2001 2002 2003 2004 2005 2006 2007E Revenue 19.3 20.2 22.3 24.3 26.3 30 32.6 35 2000 2001 2002 2003 2004 2005 2006 2007E Operating EPS 1.93 2.17 2.59 2.83 3.36 4.31 5.21 6.07 Revenue1 ($ Billions) ($ Billions) 1Premiums, Fees & Other Revenues. 2Calculated using 2007E mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations.

Building Book Value 2000 2001 2002 2003 2004 2005 2006 2007E BVPS 20.17 20.11 21.96 24.24 27.12 33.2 40.74 44.39 Book Value per Common Share (Actual) ($ per share) 11.9% CAGR1 1Calculated using 2007E mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations.

Return on Equity 2000 2001 2002 2003 2004 2005 2006 2007E Operating ROE 0.103 0.112 0.127 0.125 0.133 0.145 0.144 0.147 Operating ROE 14.6% - 14.7% See Appendix for non-GAAP financial information definitions and/or reconciliations.

2010 Goal = 15% Sustainable ROE 2000 2001 2002 2003 2004 2005 2006 2007E 2008E Operating ROE 0.103 0.112 0.127 0.125 0.133 0.145 0.144 0.147 0.133 14.6 - 14.7% See Appendix for non-GAAP financial information definitions and/or reconciliations. 13.0 - 13.6% 2008P Operating ROE

MetLife Delivers Shareholder Value MET Total Return vs. Indices IPO - 11/28/07 MET S&P 500 S&P Ins 4/5/2000 0 0 0 4/6/2000 0.0000403226 0.0000956769 0.0000653283 4/7/2000 -0.000120968 0.000196602 -0.000160597 4/10/2000 -0.0000403226 0.000116662 0.000115658 4/11/2000 -0.000241935 0.0000911091 0.000266648 4/12/2000 0.000443548 -0.000132888 0.000307658 4/13/2000 0.000967742 -0.000312119 0.000196932 4/14/2000 0.000241935 -0.000876538 -0.000586724 4/17/2000 0.000403226 -0.000574798 -0.000709007 4/18/2000 0.000403226 -0.000304293 -0.000470779 4/19/2000 0.000322581 -0.000399078 -0.000597219 4/20/2000 -0.0000403226 -0.000351441 -0.000267651 4/24/2000 0.000282258 -0.000382833 -0.00000481676 4/25/2000 0.000322581 -0.00006294 0.000325124 4/26/2000 0.000362903 -0.000172784 0.000164068 4/27/2000 0.000282258 -0.000145326 -0.000098341 4/28/2000 0.000685484 -0.000228739 -0.000000458562 5/1/2000 0.001612903 -0.00012237 0.000127044 5/2/2000 0.001491935 -0.000269915 0.000166189 5/3/2000 0.001290323 -0.000478626 -0.000155549 5/4/2000 0.001290323 -0.000515517 -0.000063837 5/5/2000 0.001330645 -0.000360368 -0.00000455952 5/8/2000 0.001612903 -0.000416385 0.000207199 5/9/2000 0.001048387 -0.000496784 0.000120986 5/10/2000 0.001330645 -0.000690043 0.000114693 5/11/2000 0.001612903 -0.000521741 0.000267547 5/12/2000 0.001895161 -0.000433124 0.000335104 5/15/2000 0.002217742 -0.000221778 0.000859281 5/16/2000 0.002298387 -0.000129701 0.000966957 5/17/2000 0.002298387 -0.000251413 0.000663487 5/18/2000 0.002202645 -0.000322138 0.000816713 5/19/2000 0.001733871 -0.000525234 0.000619867 5/22/2000 0.001774194 -0.00056712 0.000946825 5/23/2000 0.002177419 -0.000747589 0.00073283 5/24/2000 0.0025 -0.000577766 0.000975905 5/25/2000 0.002379032 -0.0006954 0.00076862 5/26/2000 0.002741935 -0.00071819 0.000713828 5/30/2000 0.002822581 -0.000418568 0.000874615 5/31/2000 0.003225806 -0.000429203 0.000768449 6/1/2000 0.002903226 -0.000239364 0.001098762 6/2/2000 0.003548387 -0.0000480775 0.001172952 6/5/2000 0.003266129 -0.000112694 0.000933605 6/6/2000 0.003185484 -0.000178404 0.000834437 6/7/2000 0.003346774 -0.000086382 0.001062741 6/8/2000 0.003185484 -0.0001513 0.000950151 6/9/2000 0.003548387 -0.000183034 0.000799907 6/12/2000 0.003185484 -0.000256479 0.00088379 6/13/2000 0.003427419 -0.0000977235 0.001080636 6/14/2000 0.002903226 -0.0000898842 0.001040626 6/15/2000 0.002903226 -0.0000348098 0.001031678 6/16/2000 0.002943548 -0.000129712 0.000626802 6/19/2000 0.002903226 0.0000152887 0.000679741 6/20/2000 0.002137097 -0.0000522419 0.000414297 6/21/2000 0.001935484 -0.0000307993 0.000427156 6/22/2000 0.002379032 -0.000211662 0.00035892 6/23/2000 0.002459677 -0.000283601 0.0005457 6/26/2000 0.002379032 -0.000190618 0.000547564 6/27/2000 0.002822581 -0.00022262 0.000695198 6/28/2000 0.00266129 -0.000192494 0.000756586 6/29/2000 0.00375 -0.000275991 0.000846807 6/30/2000 0.003523161 -0.000193706 0.00045386 7/3/2000 0.003790323 -0.0000929036 0.000627965 7/5/2000 0.003629032 -0.000247731 0.000772535 7/6/2000 0.004112903 -0.000176303 0.000713817 7/7/2000 0.004112903 -0.0000268447 0.00091961 7/10/2000 0.003830645 -0.000048897 0.000917 7/11/2000 0.003427419 -0.0000132012 0.000936759 7/12/2000 0.003185484 0.0000683549 0.001024744 7/13/2000 0.002782258 0.0000881341 0.000964348 7/14/2000 0.003467742 0.000183212 0.001022507 7/17/2000 0.003104839 0.000186641 0.000884193 7/18/2000 0.003145161 0.0000741181 0.00081634 7/19/2000 0.003185484 -0.00000462629 0.000830135 7/20/2000 0.003266129 0.0000869031 0.001067245 7/21/2000 0.003387097 -0.0000165009 0.000770111 7/24/2000 0.003225806 -0.000122863 0.000856604 7/25/2000 0.003548387 -0.0000544034 0.001261108 7/26/2000 0.003427419 -0.000202506 0.001479204 7/27/2000 0.003185484 -0.000220561 0.001877329 7/28/2000 0.003104839 -0.000420085 0.001711274 7/31/2000 0.003548387 -0.000346475 0.001858536 8/1/2000 0.003629032 -0.000297596 0.001949502 8/2/2000 0.003467742 -0.00029284 0.001705309 8/3/2000 0.002983871 -0.000198721 0.00190551 8/4/2000 0.003104839 -0.00012782 0.002216437 8/7/2000 0.004435484 -0.0000174624 0.002287272 8/8/2000 0.005040323 0.00000669773 0.002285744 8/9/2000 0.004677419 -0.0000591447 0.002165071 8/10/2000 0.00483871 -0.000142699 0.002001033 8/11/2000 0.005483871 -0.0000642059 0.002151277 8/14/2000 0.00483871 0.0000687112 0.002273187 8/15/2000 0.005362903 0.0000207944 0.002105734 8/16/2000 0.00516129 -0.00000877051 0.001978977 8/17/2000 0.005443548 0.000100405 0.002114309 8/18/2000 0.005443548 0.0000715014 0.002022969 8/21/2000 0.00516129 0.000123732 0.002165384 8/22/2000 0.005483871 0.000114676 0.002115427 8/23/2000 0.00608871 0.000168116 0.001957727 8/24/2000 0.005645161 0.00018395 0.001806364 343% 0% 9% 48%

investor day 2 0 0 7 Steven A. Kandarian Executive Vice President & Chief Investment Officer

Well-Positioned for 2008 Reduced exposure to housing, auto and airline sectors Decreased BBB exposure over time Corporate Credit Sub-Prime Real Estate Identified housing bubble early Limited exposure to sub-prime RMBS Virtually no exposure to sub-prime CDOs No exposure to asset-backed commercial paper/SIVs Primarily high quality, low loan-to-value commercial mortgages Diversified real estate equity portfolio

Market Overview

2008 Market View and Themes Economy Slow growth Higher risk of recession Inflation Headline inflation increases Core inflation stalls near 2% Interest Rates Short end of curve inverted through 2Q08 Upward slope mid-year '08 Fixed Income Sectors Fundamentals deteriorating Wider spreads reflect fundamentals Commercial Real Estate Sectors Fundamentals peaked, but still strong Spreads wider than recent historic tights Equities 5% growth

Portfolio Income

Ran a variety of interest rate scenarios Federal Reserve cuts rates aggressively Extended inversion Bottom line after-tax net result => +/- $115 million Shape of yield curve more impactful than parallel shifts Interest Rate Sensitivity: Limited Impact

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q Plan Actual Volatile Income 185 130 165 269 202 288 246 367 279 472 342 449 398 392 276 491 414 515 440 305 Corporate Joint Ventures Real Estate Joint Ventures Corporate Bond Prepayments Commercial Mortgage Prepayments Securities Lending 2008 Variable Income - $305 Million/ Quarter 2004 2005 2006 2007 2008

Portfolio Overview

Investment Grade Corporate Bonds Structured Finance Commercial and Agricultural Mortgages U.S. Treasury Below Investment Grade Corporate Bonds Real Estate Equity Corporate Equity Cash and Short-Term East 37 28 13 7 6 3 3 3 High Quality Diversified Portfolio $329 Billion of Managed Assets* 37% 6% 13% 3% 3% 3% 28% 7% *Market value as of 9/30/07. Investment Grade Corporate Bonds Structured Finance Commercial and Agricultural Mortgages U.S. Treasury/Agency Below Investment Grade Corporate Bonds Real Estate Equity Corporate Equity Cash and Short-Term

Portfolio Trends Dec-04* Dec-04* Dec-04* Dec-06* Dec-06* Sept-07* Sept-07* 2008 Mid-Point Target Range* U.S. Treasury/Agency 7.7% 7.7% 9.8% 9.8% 6.7% 6.7% 7.5% 7.5% Structured Finance RMBS CMBS Asset-Backed Securities Total Structured Finance 14.0% 5.4% 4.7% 24.1% 16.5% 5.3% 4.4% 26.2% 16.5% 5.3% 4.4% 26.2% 18.1% 6.0% 3.6% 27.7% 18.1% 6.0% 3.6% 27.7% 18.0% 6.0% 4.0% 28.0% 18.0% 6.0% 4.0% 28.0% Credit 'A' or Better Corporates 'BBB' Corporates Below Investment Grade Credit Total Credit 20.8% 18.6% 5.3% 44.8% 22.1% 14.2% 5.4% 41.7% 22.1% 14.2% 5.4% 41.7% 21.6% 15.0% 5.7% 42.3% 21.6% 15.0% 5.7% 42.3% 23.0% 14.0% 5.5% 42.5% 23.0% 14.0% 5.5% 42.5% Real Estate Commercial and Consumer Loans Agricultural Mortgages Real Estate Equity Total Real Estate 12.1% 2.6% 3.5% 18.2% 10.6% 2.9% 2.4% 15.9% 10.6% 2.9% 2.4% 15.9% 10.5% 3.1% 3.1% 16.7% 10.5% 3.1% 3.1% 16.7% 10.5% 3.0% 3.0% 16.5% 10.5% 3.0% 3.0% 16.5% Corporate Equity Cash & Short-Term Total Managed Assets 2.2% 2.9% 100.0% $231B 3.2% 3.2% 100.0% $313B 3.2% 3.2% 100.0% $313B 3.5% 3.1% 100.0% $329B 3.5% 3.1% 100.0% $329B 3.5% 2.0% 100.0% 3.5% 2.0% 100.0% *Market value. 10

Dec-04* Dec-04* Dec-04* Dec-06* Dec-06* Sept-07* Sept-07* 2008 Mid-Point Target Range* U.S. Treasury/Agency 7.7% 7.7% 9.8% 9.8% 6.7% 6.7% 7.5% 7.5% Structured Finance RMBS CMBS Asset-Backed Securities Total Structured Finance 14.0% 5.4% 4.7% 24.1% 16.5% 5.3% 4.4% 26.2% 16.5% 5.3% 4.4% 26.2% 18.1% 6.0% 3.6% 27.7% 18.1% 6.0% 3.6% 27.7% 18.0% 6.0% 4.0% 28.0% 18.0% 6.0% 4.0% 28.0% Credit 'A' or Better Corporates 'BBB' Corporates Below Investment Grade Credit Total Credit 20.8% 18.6% 5.3% 44.8% 22.1% 14.2% 5.4% 41.7% 22.1% 14.2% 5.4% 41.7% 21.6% 15.0% 5.7% 42.3% 21.6% 15.0% 5.7% 42.3% 23.0% 14.0% 5.5% 42.5% 23.0% 14.0% 5.5% 42.5% Real Estate Commercial and Consumer Loans Agricultural Mortgages Real Estate Equity Total Real Estate 12.1% 2.6% 3.5% 18.2% 10.6% 2.9% 2.4% 15.9% 10.6% 2.9% 2.4% 15.9% 10.5% 3.1% 3.1% 16.7% 10.5% 3.1% 3.1% 16.7% 10.5% 3.0% 3.0% 16.5% 10.5% 3.0% 3.0% 16.5% Corporate Equity Cash & Short-Term Total Managed Assets 2.2% 2.9% 100.0% $231B 3.2% 3.2% 100.0% $313B 3.2% 3.2% 100.0% $313B 3.5% 3.1% 100.0% $329B 3.5% 3.1% 100.0% $329B 3.5% 2.0% 100.0% 3.5% 2.0% 100.0% Portfolio Trends *Market value.

Dec-04* Dec-04* Dec-04* Dec-06* Dec-06* Sept-07* Sept-07* 2008 Mid-Point Target Range* U.S. Treasury/Agency 7.7% 7.7% 9.8% 9.8% 6.7% 6.7% 7.5% 7.5% Structured Finance RMBS CMBS Asset-Backed Securities Total Structured Finance 14.0% 5.4% 4.7% 24.1% 16.5% 5.3% 4.4% 26.2% 16.5% 5.3% 4.4% 26.2% 18.1% 6.0% 3.6% 27.7% 18.1% 6.0% 3.6% 27.7% 18.0% 6.0% 4.0% 28.0% 18.0% 6.0% 4.0% 28.0% Credit 'A' or Better Corporates 'BBB' Corporates Below Investment Grade Credit Total Credit 20.8% 18.6% 5.3% 44.8% 22.1% 14.2% 5.4% 41.7% 22.1% 14.2% 5.4% 41.7% 21.6% 15.0% 5.7% 42.3% 21.6% 15.0% 5.7% 42.3% 23.0% 14.0% 5.5% 42.5% 23.0% 14.0% 5.5% 42.5% Real Estate Commercial and Consumer Loans Agricultural Mortgages Real Estate Equity Total Real Estate 12.1% 2.6% 3.5% 18.2% 10.6% 2.9% 2.4% 15.9% 10.6% 2.9% 2.4% 15.9% 10.5% 3.1% 3.1% 16.7% 10.5% 3.1% 3.1% 16.7% 10.5% 3.0% 3.0% 16.5% 10.5% 3.0% 3.0% 16.5% Corporate Equity Cash & Short-Term Total Managed Assets 2.2% 2.9% 100.0% $231B 3.2% 3.2% 100.0% $313B 3.2% 3.2% 100.0% $313B 3.5% 3.1% 100.0% $329B 3.5% 3.1% 100.0% $329B 3.5% 2.0% 100.0% 3.5% 2.0% 100.0% Portfolio Trends *Market value.

Fixed Maturity Securities 1 2 3 & 4 5 & 6 MetLife 71.9 20.6 7.3 0.2 Peers 65.8 29.1 4.9 0.2 MetLife's barbell approach to fixed maturity securities Higher allocation to NAIC 1 Lower allocation to NAIC 2 Higher allocation to NAIC 3&4 Better relative value for given risk profile % NAIC Rating <0.5% Fixed Maturity Securities1 1Market value as of 9/30/07. 2Information collected from public filings of FBL Financial Group, Genworth Financial, Lincoln National, Nationwide Financial, Phoenix Companies, Principal Financial Group, Protective Life and Prudential Financial. 2 13

9/30/2000 9/30/2001 9/30/2002 9/30/2003 9/30/2004 9/30/2005 9/30/2006 9/30/2007 2008P % of Portfolio 0.066 0.058 0.057 0.061 0.053 0.053 0.052 0.057 2007 Projections 0.052 0.057 0.055 Corp. Bonds Emerging Markets Secured Bank Loans Other 43 15 33 9 Defensive Below Investment Grade Strategy 33% 9% 43% 15% Below Investment Grade Credit Percentage of Managed Assets $18.6 Billion Below Investment Grade Credit Portfolio Allocation* *Market value as of 9/30/07. Corporate Bonds Emerging Markets Secured Bank Loans Other

$59.5 billion* 99.8% AAA 89% Prime and 63% Agency Backed Portfolio duration < 4 years Highly liquid and attractive relative value Volatility mitigated by: Matching assets with liabilities Structure / security underwriting Hedging with derivatives High Quality RMBS Provide Good Value *Market value as of 9/30/07. RMBS Allocation

Alt-A Residential Mortgage-Backed Securities Superior Structural Support 86% Super Senior Average portfolio subordination level is 12% versus standard new issue AAA of about 5.5% 88% fixed rate No option ARM's and none backed by second liens Super Senior AAA $5,633 86% 13% AAA 949 14% 9% Total $6,582 100% 12% Total1 % of Total Avg. Sub2 Alt-A RMBS ($ Millions) 1Excludes $64 million of Reinsurance Group of America, Incorporated ("RGA") holdings. MetLife owns 52% of RGA. Holdings at market value as of 9/30/07. 2Average subordination supporting MetLife's holdings.

Identified Sub-Prime Risk Early Dec-05 Dec-06 9/1/2007 AAA/AA 3093 2420 2142 A and Below 321 117 41 Stopped purchasing 'A' and lower tranches in late 2004 Reduced exposure by 36% from year-end 2005 to 3Q 2007 *Excludes $0, $293 million, and $255 million of RGA holdings at 12/31/05, 12/31/06 and 9/30/07, respectively. MetLife owns 52% of RGA. Holdings at market value.

Seasoned, High Quality Sub-Prime Holdings *Excludes $255 million of RGA holdings. MetLife owns 52% of RGA. Holdings at market value as of 9/30/07. $974 $740 $327 $143 ($ Millions) 44% 34% 15% 7% 61% 37% 1% 1% 100%

Minimal Exposure to Sub-Prime CDO's Virtually no exposure to this $275+ billion market No asset-backed commercial paper / structured investment vehicle exposure AAA $52.1 84% AA 7.3 12% A and below 2.5 4% Total $61.9 100% Sub-Prime Mortgage-Backed Collateralized Debt Obligations* ($ Millions) Total % of Total *Market value as of 9/30/07.

Minimal Alt-A & Sub-Prime Losses Alt-A & Sub-Prime Mortgages ($ Millions) Alt-A RMBS $6,582 $57 $18 Sub-Prime Mortgages 2,184 139 1 Sub-Prime CDO's 62 8 14 Total $8,828 $204 $33 Holdings* 9/30/07 Unrealized* 10/31/07 Realized Year-to-Date* 10/31/07 Losses *Excludes $64 million and $255 million of RGA Alt-A RMBS and Sub-Prime Mortgage holdings, respectively. Excludes $1 million and $15 million of RGA Alt-A RMBS and Sub-Prime Mortgage unrealized losses, respectively. Excludes $1 million of RGA Sub-Prime Mortgage realized losses. MetLife owns 52% of RGA. Holdings at market value. 20

Notable Investment Capabilities

Corporate Debt $36.0 Commercial Mortgages 33.4 Agricultural Mortgages 10.2 Total $79.6 Private Asset Origination Experienced, dedicated teams Strong underwriting culture Effective diversifier Incremental spread to public assets Well structured with covenants and collateral Total Privately Originated Assets as of 9/30/07 ($ Billions)

High Quality Commercial Mortgages Leader in commercial mortgage lending Virtually no defaults Focused on lower loan-to- value (LTV) mortgages Diversified by property type and geographic location Commercial Mortgages* ($ Billions) *Market value as of 9/30/07. Dec-05 Dec-06 Sept-07 <65% LTV 59% 62% 66% 65-75% LTV 33% 31% 30% >75% LTV 8% 7% 4% Total Comm Mtgs 100% 100% 100% $28.7 $32.0 $33.4

Office Retail Industrial Apartment Hotel MetLife 93 98 91 95 76 Market 88 93 91 94 72 Solid Real Estate Equity Portfolio $3.8 billion unrealized gain Focus on core properties in primary markets Higher than market occupancy rates Diversified by property type and geographic location Good fit for long liabilities Occupancy Levels for Major Property Types - MetLife vs. Market* *Excludes development joint ventures and real estate funds. Market data supplied by Torto Wheaton Research and REIS, Inc. As of 9/30/07. % Office Retail Industrial Apartment Hotel

$4.8 billion: Alternative investments portfolio included in $11.6 billion Equity Securities and Other Limited Partnership Interests* Key contributor in investment income Growing portfolio while decreasing reliance on LBO funds MetLife Alternative Investments Portfolio 12/31/2003 12/31/2004 12/31/2005 12/31/2006 9/30/2007 LBO (CJVs) Funds 1904 1923 2287 2303 2440 Hedge Funds 0 328 816 1221 1563 Other Alternative Investment Funds 89 221 678 674 783 ($ Millions) *As of 9/30/07.

Risk Management: Continuous Improvement Risk metrics Credit aggregation system Standardized international credit framework Portfolio management Asset liability management Strong underwriting culture Proactive credit management

Summary Focus on risk management and making early calls Strong origination capabilities Well-positioned for 2008 investor day 2 0 0 7 William J. Wheeler Executive Vice President & Chief Financial Officer

Fourth Quarter 2007 EPS Projection See Appendix for non-GAAP financial information definitions and/or reconciliations. 2

Fourth Quarter 2007 Projection Strong revenue growth Underwriting results A&H prior year development (+) Individual life claims review adjustment (-) Product investment spreads Higher than plan variable income (+) Expense levels Contribution to MetLife Foundation (-) DAC adjustments (+/-) Higher investing in International (-)

Revenue Growth Premiums, Fees and Other Revenues 2003 2004 2005 2006 2007E 24269 26265 29959 32560 35000 CAGR 9.6%1 ($ Millions) 1 Calculated using 2007E mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations. $32,560 $34,800 - $35,200 7.5%1

Total Assets 2003 2004 2005 2006 2007E General Account & Other 251 270 353.7 384 404.5 Separate Account 76 87 127.9 144 165.5 ($ Billions) CAGR 14.9%1 $357 $327 $482 $565 - $575 $528 8.0%1 1Calculated using 2007E mid-point. 5

2003 2004 2005 2006 2007E Combined Ratio 0.997 0.968 0.964 0.872 0.88 Combined Ratio Ex Cats 0.971 0.904 0.867 0.828 0.86 Strong Underwriting Results 2003 2004 2005 2006 2007E Individual Mortality (Gross of Reinsurance) 0.877 0.82 0.854 0.8505 0.87 2003 2004 2005 2006 2007E Group Term Life Mortality 0.908 0.917 0.924 0.915 0.92 Individual Mortality Disability Morbidity Group Term Life Mortality Auto & Home Combined Ratio 2003 2004 2005 2006 2007E Individual Mortality (Gross of Reinsurance) 0.954 0.916 0.898 0.898 0.89 95.4% 88.0% - 90.0% 91.0% - 93.0% 87.0% - 89.0% 85.0% - 87.0% 99.7%

Investment Performance 2003 2004 2005 2006 2007E 0.0672 0.0655 0.0621 0.0647 0.066 2003 2004 2005 2006 2007E Annuities 0.0061 0.0065 0.0076 0.0067 0.0062 Group Life 0.0036 0.0035 0.0027 0.0021 0.0022 R&S 0.0063 0.0077 0.008 0.0073 0.0076 Non-Medical Health 0.0012 0.0014 0.0015 0.0011 0.0013 UL/VUL 0.0018 0.0018 0.0019 0.0018 0.0016 Average Yield on Total Invested Assets Product Investment Spreads 6.56 - 6.61% 6.72% 6.55% 6.47% 1.90% 2.09% 2.16% 1.88% - 1.92% 6.21% 1.90%

Operating Expense Ratio 2003 2004 2005 2006 2007E 0.278 0.28 0.285 0.3005 0.2995 30.6% 27.8% 28.0% 30.0% - 30.4% 28.5% See Appendix for non-GAAP financial information definitions and/or reconciliations.

Operating Earnings Per Share 2003 2004 2005 2006 2007E 2.83 3.36 4.31 5.21 6.065 CAGR 21.0%1 1 Calculated using 2007E mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations. $6.04 - $6.09 16.4%1

2007 Normalized Operating EPS See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items.

Operating Earnings Per Share 2005 2006 2007E 4.31 5.21 6.07 CAGR 18.6%1 1 Calculated using 2007E mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations. $6.04 - $6.09

Normalized Operating Earnings Per Share 2005 2006 2007E 4.31 5.21 6.07 1 Calculated using 2007E mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items. $6.04 - $6.09 2005 2006 2007E 4.01 4.7 5.595 $5.57 - $5.62 CAGR 18.1%1 CAGR 18.6%1 Reported EPS Normalized EPS

Dividends Per Common Share 2003 2004 2005 2006 2007 0.23 0.46 0.52 0.59 0.74 CAGR 33.9% $0.741 25.4% 1 Declared on October 23, 2007. Payable on December 14, 2007 to shareholders of record as of November 6, 2007.

Book Value Per Common Share1 2003 2004 2005 2006 2007E 24.24 27.12 33.2 40.74 44.4 1 Based on actual shares outstanding. 2 Calculated using 2007E mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations. CAGR 16.3%2 $44.35 - $44.45 9.0%2 14

Operating ROE 2003 2004 2005 2006 2007E 0.125 0.133 0.145 0.144 0.1465 See Appendix for non-GAAP financial information definitions and/or reconciliations. 12.5% 14.4% 13.3% 14.6% - 14.7% 14.5%

Risk Management Risk Management: Embedded in business Transparency across enterprise Pricing / underwriting discipline Rated "Strong" by S&P (Top 13%1 of Insurance Industry) Focus for 2008: Market/Credit risk management investments Economic capital refresh Variable annuity hedging Build-out of CRM senior leadership 1 Source: Standard & Poors.

2008 Operating EPS & ROE See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items.

2008 Outlook Solid result in a challenging environment Strong revenue growth Underwriting margins generally steady Declining product investment spreads Much lower expense ratio Assumed share repurchase of $2.2 billion

2008 Projected Revenue Growth Premiums, Fees and Other Revenues 1Calculated mid-point to mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations. ($ Millions)

2008 Product Investment Spread1 2007E 2008P Annuities 0.0057 0.0049 Group Life 0.0023 0.0022 R&S 0.0062 0.0064 Non-Medical Health 0.0011 0.0012 UL/VUL 0.0016 0.0016 Excess Variable Income 0.0021 0 Lower private equity planned income Challenging yield curve environment Change in business mix 1 Weighted average, excluding additional variable investment income. 2 Mid-point of estimated range. 1.63%2 1.90%2 1.69%

Short End of Yield Curve Basis points 1 Source: Federal Reserve Board / Haver Analytics.

2008 Operating Expense Ratio 2007E 2008P 0.3 0.285 28.0% - 29.0% 30.0% - 30.4% See Appendix for non-GAAP financial information definitions and/or reconciliations. Benefits from investment spending over past several years Continue to leverage our scale Pension costs may increase

2007 Normalized Operating Earnings ($ Millions) See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items.

2008 Projected Operating Earnings 1 Growth rate is calculated as 2007 Normalized to 2008 Plan, mid-point to mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items. ($ Millions)

Stock Buyback Activity Purchased $1.7 billion of stock in 2007 (27 million shares) Repurchase target of $2.2 billion in 2008 $750 million cash share repurchase $1.45 billion offset to mandatory conversion in August 2008 Expected $2.2 billion buyback in 2009 25

Capital Structure & Flexibility See Appendix for non-GAAP financial information definitions and/or reconciliations. 2007E 2008P Cash at Holding Company $2.5B $3.0B Debt Leverage Ratio 25% 24% Book Value Per Share (Actual) $44.35 - $44.45 $48.00 - $48.40 ~ ~ 26

Closed Block Reinsurance Transaction Creates up to $3.1 billion of statutory surplus at MLIC Replaces existing reinsurance treaties Net statutory RBC improvement of $1.2 billion Improves 2008 ordinary dividend capacity by $300+ million No impact on financial leverage May be completed in December or postponed until 2008 27

2008 Plan Operating ROE Yield Curve Impact Cash at Holding Company Other Capital / Efficiency Mgmt Operating ROE Target Long-Term ROE Target _______ 13.0% - 13.6% +0.6% +0.6% - +0.8% TBD ~15.0% 28

Bill Mullaney President Institutional Business investor day 2 0 0 7

2007 Highlights $14.1B+ Revenue $1.9B+ Operating Earnings $18B+ Sales 20%+ Operating ROE Record Revenue Record Earnings Record Sales WE STAND ALONE See Appendix for non-GAAP financial information definitions and/or reconciliations.

Institutional: 2007 Results See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items.

A History of Results 1Prior periods recasted to conform to current accounting treatment. 2Calculated using 2007E mid-point. 2002 2003 2004 2005 2006 2007E Premiums, Fees & Other Revenues (*) 9500 10300 11400 12800 13300 14200 Premiums, Fees & Other Revenues1 CAGR = 8.4%2 ($ Billions)

2002 2003 2004 2005 2006 2007E Premiums, Fees & Other Revenues (*) 56.6 62.5 70.6 103.4 110.4 118.8 36.3 40.5 40.4 45.2 47 52.3 Total Future Policy Benefits, Policyholder Account Balances, and Separate Account Liabilities1 A History of Results 1Prior periods recasted to conform to current accounting treatment. 2Calculated using 2007E mid-point. CAGR = 13.2%2 ($ Billions) $93 $103 $111 $149 $157 $172-$174 Separate Account General Account

A History of Results 1Prior periods recasted to conform to current accounting treatment. 2Calculated using 2007E mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations. 2002 2003 2004 2005 2006 2007E Premiums, Fees & Other Revenues (*) 1 1.1 1.2 1.4 1.7 1.9 Post-Tax Operating Earnings1 CAGR = 14.1%2 ($ Billions)

Institutional Business Value Proposition Trusted advisor on benefits and retirement issues Keen understanding of how to capitalize on trends Broad and deep benefits expertise Innovative solutions to help customers optimize their benefit plans Best relationships in the business

How We Win Keep Grow Add Understand Understand Customers

Keep Customers 95% average revenue persistency from 2000 to 2007 for Mid-Large/National Accounts National Accounts customers have been with MetLife for 27 years on average Mid-Large Market Customer Loyalty has increased 20% in the past three years

Grow Customers 90% of National Accounts sales (25,000+ employees) come from existing customers Average # of group insurance products per National Accounts customer has grown 162% since 2000 162% 2000 2007 2.1 5.5 Average # of products per National Accounts customer

Grow Customers 16-year relationship Added 5 products Grown from $7M in premium to $225M in premium 1 16 Initial Sales 7 106.6 Mergers & Acquisitions 62.6 Organic Growth 56.2 ($ Millions) Annual Premiums Years 11

Add Customers 13.4% increase in group insurance customers in Mid-Large/National Accounts Markets 60% increase in customers in the Small Market 13.4% 2000 2007 3,403 3,860 Increase in # of Mid-Large/ National Accounts customers 12

Understanding Customer Needs Changing face of the workforce Medical care costs Shift to employee-paid benefits Funding employer and employee retirement liabilities Trusted Advice Innovative Solutions

Growing our Dental Business 2002 2003 2004 2005 2006 2007E Premiums, Fees & Other Revenues 1410 1579 1739 1913 2067 2330 CAGR = 10.6%1 Premiums, Fees & Other Revenues 1Calculated using 2007E mid-point. ($ Millions)

Taking Dental into Adjacent Markets Safeguard acquisition DHMO capability in critical states - CA, TX, FL Adds 8.5% to Dental revenue More than 10,000 small market customers Dental HMOs

Creating a Voluntary Offering for Dental Strong Dental capabilities Voluntary benefits enrollment expertise Customer segmentation By 2010, expect that 10%-15% of Dental revenue will be voluntary

Pension Closeouts Employer/Plan Sponsor Considerations Legislation and Regulation Plan Funding Status Interest Rate Environment Outlook for 2008

Investing for Future Growth Absence Management Income Annuities Small Market

Positive Outlook for 2008 Strong top-line revenue growth Lower year-over-year investment income Aggressive expense management Healthy mix of short- and long-term investments for growth

Institutional: 2008 Targets 1 Growth rate is calculated mid-point to mid-point. 2 Growth rate is calculated 2007N to 2008P, mid-point to mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items. 20

Summary High return business Unmatched ROEs in the group space Strong top-line growth Commitment to continued expense management Best relationships in the business Experienced leadership and sales distribution Well positioned for the future Continued short-term enhancements Investing for long-term growth

Lisa M. Weber President Individual Business investor day 2 0 0 7

2007 Individual Business Highlights Delivered solid operating earnings Achieved record annuity sales Continued evolution of retirement products Retained, grew and strengthened distribution Drove disciplined life sales Improved distribution profitability

2007 Results See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items.

Core Businesses 2004 2005 2006 2007E Life Sales 435 549 521 526 Life Sales Choosing the Right Markets 2004 2005 2006 2007E Annuity Sales 11248.8 12223 15495.7 16680.4 Annuity Sales Making Rapid Innovations ($ Millions) CAGR = 14.0% CAGR = 6.5% See Appendix for non-GAAP financial information definitions and/or reconciliations.

Annuities - Room to Grow, Even at Top Variable Annuities Year MetLife Industry Rank Share Sales 2007E #1 8.8% $175* 2006 2 8.7% $155 2005 2 7.7% $131 2004 4 7.3% $128 2003 4 7.9% $124 2002 5 5.7% $112 2001 7 4.2% $107 *Annualized from Q3 YTD industry results. Source: VARDS. See Appendix for non-GAAP financial information definitions and/or reconciliations. ($ Billions) 5

Source: MetLife Analysis of Industry Pricing, 2002-2007. ....That Requires Expertise and Patience Life Insurance - A Larger Case Market... 2003 2004 2005 2006 2007 Annual Premium for $1M in UL Coverage 75 Year Old Standard Non-Smoker ($ Thousands) Risk management Can't buy market share Maintain discipline 6

Our Competitive Advantage Broadest Reach in the Industry Product Service Distribution 7

Thriving Agency Systems Quality recruiting Industry-leading retention Strong local office infrastructure 500,000+ in-force leads per year Increasing agent productivity The Formula for Success 2004 2005 2006 2007E Salespower 7980 7810 8003 8210 Agent Headcount 2004 2005 2006 2007E Productivity 91490 97347 103269 108500 Productivity Data include MetLife and New England Financial channels. See Appendix for non-GAAP financial information definitions and/or reconciliations. $107,500 - $109,500 8

Strong Independent Distribution Strong Independent Distribution Partner of Choice Strong account management Leading technology platform Top wholesalers Exceptional sales desk Tight market focus 9

The 4.00% Solution Invest+ SPIA LIG (MAX) GMIB+ LWG LIG (FLEX) SPIA GMIB GWB I V A Broad Portfolio of Solutions 10

....Made Simple Structured for Meeting Client Needs 11

Customized Products for Third-Party Firms Line-up that Fits Their Strategies Edward Jones Citigroup Raymond James Smith Barney Primerica 12

Channel Organizational Focus Agency Producer - Tiered Services Independent Firm - Dedicated Teams With a Small Company Feel Service Aligned by Advisors and Firms 13

2003 2004 2005 2006 2007E Distribution P&L -209 -136 -102 -31 -15 Individual Business Distribution Expense Gap Efficient and Productive Organization See Appendix for non-GAAP financial information definitions and/or reconciliations. ($ Millions) 14

2008 Key Initiatives Refresh core income riders Update life portfolio Drive income spectrum concept Simplify life and annuity applications Deepen connectivity with third-party firms

2008 Targets 1Growth rate is calculated mid-point to mid-point. 2Growth rate is calculated 2007N to 2008P, mid-point to mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items.

Summary Broadest reach in face-to-face distribution Best integrated retirement offering for clients Strong product offering in all major market segments Exceptional service built around relationships A plan to win 17

Bill Toppeta President International investor day 2 0 0 7

2007: A Very Strong Year Record profitability and revenues Japan JV: expanding distribution and sales outpace market Korea: turbo charged sales and increased distribution power Mexico: strong fundamentals; retained Policy One Chile: substantial growth in all segments India Expansion: Axis Bank and Barclays distribution deals; number of agents and sales more than doubled China: record sales

International: 2007 Results See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items.

Strong Growth in Operating Revenues 2004 2005 2006 2007E Premiums, Fees & Other Revenues 2062 2785 3554 4135 Net Investment Income 585 795 950 1200 CAGR 26%1 $2,647 $3,580 $4,504 $5,270 - $5,400 ($ Millions) 1CAGR based upon mid-point 2007E. See Appendix for non-GAAP financial information definitions and/or reconciliations. 4

Very Strong Growth in Normalized Operating Earnings 2004 2005 2006 2007 Operating Earnings 139 216 288 412.5 CAGR 44%1 ($ Millions) 1CAGR based on mid-point 2007. See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items. 5

Global Opportunity in Retirement & Savings 2002 2003 2004 2005 2006 Argrentina 11 16 18 22 29 Brazil 18 27 37 46 58 Chile 42 50 58 65 80 Mexico 30 35 42 54 57 Asia Age Demographic (Millions) CAGR 25% $99 $134 $163 $200 $243 Latin America Pension AUM ($ Billions) Asia includes China, Hong Kong, Taiwan, Japan, Korea, and India. Latin America includes Argentina, Brazil, Chile, and Mexico. Sources: Local Latin America Pension Regulators, UN World population database, US Census IDB database.

Retirement & Savings: International Sales and Assets will Grow Significantly ($ Billions) Includes separate account assets for Japan and sales of joint ventures at 100%. See Appendix for non-GAAP financial information definitions and/or reconciliations. R&S Sales CAGR 19% $10 $17 Separate Accounts CAGR 32% $50 $94 Sales Total Assets Total Sales CAGR 19% Total CAGR 23%

Japan - MSI/MetLife Growth Highlights Operating earnings growth of 27%1: 2007N: $60 - $65 million 2008P: $77 - $82 million Core R&S products: VA/FA comprise 95% of sales #3 Variable Annuity Sales2 Sales grew 7%, market fell 12%; increased market share from 11% to 14% Grew to 81 distribution partners from 66 Grew to 96 wholesalers from 81 1 Growth rate calculated 2007N to 2008P, mid-point to mid-point. 2 Source: MSI/MetLife market research. See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items. 8

MetLife

Japan – Our Largest Near-Term Opportunity in Retirement & Savings

- Current Market: $130B Variable Annuity AUM
- Projected 2010: $350-$450B Variable Annuity AUM
- Market Growth Drivers: $7 trillion in bank deposits, Japan Post distribution, rapidly aging society

MSI/MetLife - Sales

($ Billions)


CAGR 15%
$6
$9
2007E
2010P

MSI/MetLife - Assets

($ Billions)


CAGR 24%
$28
$53
2007E
2010P

Source: Statistics of Life Insurance Business in Japan, 2006 by Insurance Research Institute & MSI/MetLife market research.
See Appendix for non-GAAP financial information definitions and/or reconciliations.

9

MetLife Korea - Growth Highlights Operating earnings growth of 15%1: 2007N: $130 - $140 million 2008P: $150 - $160 million Core R&S products: VUL/VA comprise 87% of sales #4 VUL Sales2 14% growth agency force; 30% of agents MDRT qualified High productivity: 5.5 policies per agent/month Distribution agreements with 6 banks, sales increasing significantly 1 Growth rate calculated 2007N to 2008P, mid-point to mid-point. 2 Source: Korea Life Insurance Association (KLIA). See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items. 10

Korea - Retirement & Savings Products are Key to Growth CAGR 19% CAGR 26% Current Market: $44B R&S deposits Projected 2010: $69B R&S deposits Market Growth Drivers: 96% of wealth in bank deposits & real estate, fastest aging society in the world, distribution through agents and banks Source: Korea Insurance Development Institute. See Appendix for non-GAAP financial information definitions and/or reconciliations. $1,700 $1,000 MetLife Korea - VUL/VA Sales ($ Millions) MetLife Korea - Total Assets ($ Millions)

MetLife

MetLife Mexico – Growth Highlights

- **Operating earnings growth of 11%[1]:**

  2007N: $240 - $250 million

  2008P[2]: $267 - $277 million

- **Core R&S products: UL/AFORE comprise 77% of sales**
- **#1 Life Insurer[3]**
- **High WSM productivity: 20 policies per agent/month**
- **Strong WSM persistency: 90%**

[1] Growth rate calculated 2007N to 2008P, mid-point to mid-point.
[2] Includes an estimate for AFORE Actinver, an acquisition subject to regulatory approval.
[3] Source: CNSF = Comision Nacional de Seguros y Fianzas.
See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items.

12

MetLife

Mexico – Retirement & Savings Products Drive Sales

- Current Market: $74B AFORE AUM
- Projected 2010: $108B AFORE AUM
- Market Growth Drivers: growing middle class, increasing GDP per capita, regulatory changes, formal employment growth


MetLife Mexico – R&S Sales[1]
($ Millions)
CAGR 22%
1,000
1,500
300
2007E
2010P


MetLife Mexico – Total Assets[1]
($ Millions)
CAGR 9%
9,500
10,500
1,800
2007E
2010P

[1] Includes an estimate for AFORE Actinver, an acquisition subject to regulatory approval.
Source: CONSAR (Comisión Nacional del Sistema de Ahorro para el Retiro).
See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items.

13

MetLife Chile - Growth Highlights Operating earnings growth of 17%1: 2007N: $33 - $38 million 2008P: $39 - $44 million Core R&S product: SPIAs comprise 76% of sales #2 Life Insurer2 - grew total life premiums 27% compared to market 9% #3 in SPIAs2 - grew annuity premiums 35% compared to market 12% 1 Growth rate calculated 2007N to 2008P, mid-point to mid-point. 2 Source: Asociacion de Aseguradores de Chile A.G. See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items. 14

Chile - Retirement & Savings Products Lead Growth CAGR 8% Current Market: $1.6B SPIA sales Projected 2010: $2.1B SPIA sales Market Growth Drivers: regulatory changes, expanding pension coverage, tax incentives for voluntary savings, growing middle-class/GDP CAGR 6% Source: Asociacion de Aseguradores de Chile A.G, "Proyecciones 2007-2009," Sept-07. See Appendix for non-GAAP financial information definitions and/or reconciliations. MetLife Chile - Income Annuity Sales ($ Millions) MetLife Chile - Total Assets ($ Millions)

International: 2008 Targets 1 Growth rate is calculated mid-point to mid-point. 2 Growth rate is calculated 2007N to 2008P, mid-point to mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations, including for normalized items. 16

Summary - MetLife International Growth Continues 2007: A very strong year 2008 - 2010: Operating earnings and sales at 20-25% CAGR Future growth will be driven by Retirement & Savings opportunities worldwide Key markets over the next couple of years: Japan, Korea, Mexico & Chile

Appendix Appendix Appendix Appendix investor day 2 0 0 7

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at Investor Day and contained in these presentations include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on common equity. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. All references in these slides and in the presentations delivered at Investor Day to "operating earnings" for 2005 and future years should be read as references to "operating earnings available to common shareholders." Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders (as defined above) by the number of weighted average diluted common shares outstanding for the period indicated. All references in these slides and in the presentations made at this conference to "operating earnings per share" for 2005 and future years should be read as references to "operating earnings available to common shareholders per diluted common share."

Explanatory Note on Non-GAAP Financial Information (Continued) Operating return on common equity is calculated by dividing operating earnings available to common shareholders (as defined above) by average common equity for the period indicated, excluding accumulated other comprehensive income. For the historical periods presented, reconciliations of non-GAAP measures used in the presentations made at Investor Day to the most directly comparable GAAP measures are included in the Appendix to the presentation materials and are on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Company's website. The non-GAAP measures used in the presentations made at Investor Day should not be viewed as substitutes for the most directly comparable GAAP measures. In the presentations made at Investor Day, MetLife provides guidance on its future earnings, earnings per share and return on common equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

MetLife

Table of Contents

Definitions........5

Reconciliation

- Reconciliation of Net Income to Common Shareholders........8
- Reconciliation of Book Value Per Common Share........12
- Reconciliation of Premiums, Fees & Other Revenues........13
- Reconciliation of Operating Expenses and Expense Ratio........14
- Reconciliation of Return on Common Equity........15

Normalization........16

Institutional Metrics........20

Individual Metrics........27

Auto & Home Metrics........32

International Metrics........35

Investments Metrics........38

4

Definitions investor day 2 0 0 7

Definitions Sales (Institutional): Sales include annualized revenue at issue and initial deposit. Sales (Individual): Variable annuity sales are on a VARDS basis. Fixed annuity and life sales are on a LIMRA basis. Sales (International): Sales include annualized full year premiums and fees from risk and protection products such as life insurance, credit insurance, AD&D, etc. New sales include all deposits paid into new and existing contracts from retirement & savings products such as annuities. Individual Business Distribution Expense Gap: The difference between gross distribution revenues assumed in the products sold, which are the expense levels used in pricing to cover distribution costs, and the actual distribution expenses incurred. An expense gap is generated when distribution expenses incurred exceed those gross distribution revenues. Premium Equivalents: The estimated premium amount for administrative services only accounts if they had been fully insured plans.

Reconciliation investor day 2 0 0 7

Reconciliation of Net Income Available to Common Shareholders to Operating Earnings Available to Common Shareholders - Total Company

Reconciliation of Net Income Available to Common Shareholders per Share to Operating Earnings Available to Common Shareholders per Share - Total Company

Reconciliation of Net Income Available to Common Shareholders to Operating Earnings Available to Common Shareholders ($ Millions)

Reconciliation of Net Income Available to Common Shareholders to Operating Earnings Available to Common Shareholders ($ Millions) ($ Millions)

Reconciliation of Book Value per Common Share

Reconciliation of Premiums, Fees & Other Revenues

Reconciliation of Operating Expenses and Expense Ratio 1The operating expense ratio is calculated by dividing operating expenses by premiums, fees & other revenues. The operating expense ratio, as presented, is calculated by dividing operating expenses, as presented, by premiums, fees & other revenues, as presented.

Reconciliation of Return on Common Equity ($ Millions)

Normalization Normalization investor day 2 0 0 7

2005 - 2007 Total Company Normalized Results 1 2005 Auto & Home prior year development and catastrophes includes impact of Hurricane Katrina. 2Other includes, but is not limited to, items such as tax adjustments, reserve adjustments other than Auto & Home prior year development and catastrophes, premium recoverables, liability write-offs and integration costs for Travelers in 2005 and 2006.

2007 Normalized Operating Earnings 1Other includes, but is not limited to, items such as tax adjustments, reserve adjustments other than Auto & Home prior year development and catastrophes, premium recoverables and liability write-offs.

2007 Normalized Operating Earnings 1Other includes, but is not limited to, items such as tax adjustments, reserve adjustments other than Auto & Home prior year development and catastrophes, premium recoverables and liability write-offs.

Institutional Metrics Institutional Metrics investor day 2 0 0 7

Institutional: 2007 Results See Reconciliation and Normalization sections included elsewhere in this Appendix.

Institutional: 2008 Targets 1 Growth rate is calculated mid-point to mid-point. 2 Growth rate is calculated 2007N to 2008P, mid-point to mid-point. See Reconciliation and Normalization sections included elsewhere in this Appendix.

Institutional: 2006 - 2008 Operating Earnings 1 Growth rate is calculated 2007N to 2008P, mid-point to mid-point. See Reconciliation and Normalization sections included elsewhere in this Appendix.

Group Life: Key Metrics 1 Growth rate is calculated mid-point to mid-point. 2 Growth rate is calculated 2007N to 2008P, mid-point to mid-point. See Reconciliation and Normalization sections included elsewhere in this Appendix.

Retirement & Savings: Key Metrics 1 Growth rate is calculated mid-point to mid-point. 2 Growth rate is calculated 2007N to 2008P, mid-point to mid-point. See Reconciliation and Normalization sections included elsewhere in this Appendix.

Non-Medical Health: Key Metrics 1 Growth rate is calculated mid-point to mid-point. 2 Growth rate is calculated 2007N to 2008P, mid-point to mid-point. See Reconciliation and Normalization sections included elsewhere in this Appendix.

Individual Metrics Individual Metrics investor day 2 0 0 7

Individual: 2007 Results See Definitions, Reconciliation and Normalization sections included elsewhere in this Appendix.

Individual: 2008 Targets 1 Growth rate is calculated mid-point to mid-point. 2 Growth rate is calculated 2007N to 2008P, mid-point to mid-point. See Definitions, Reconciliation and Normalization sections included elsewhere in this Appendix.

Individual: 2006 - 2008 Operating Earnings 1 Growth rate is calculated 2007N to 2008P, mid-point to mid-point. See Reconciliation and Normalization sections included elsewhere in this Appendix.

Individual: 2006 - 2008 Premiums, Fees & Other 1 Growth rate is calculated mid-point to mid-point.

Auto & Home Metrics Auto & Home Metrics investor day 2 0 0 7

Auto & Home: 2006 - 2007 Results See Reconciliation and Normalization sections included elsewhere in this Appendix.

Auto & Home: 2008 Targets 1 Growth rate is calculated mid-point to mid-point. 2 Growth rate is calculated 2007N to 2008P, mid-point to mid-point. See Reconciliation and Normalization sections included elsewhere in this Appendix.

International Metrics International Metrics investor day 2 0 0 7

International: 2007 Results See Definitions, Reconciliation and Normalization sections included elsewhere in this Appendix.

International: 2008 Targets 1 Growth rate is calculated mid-point to mid-point. 2 Growth rate is calculated 2007N to 2008P, mid-point to mid-point. See Definitions, Reconciliation and Normalization sections included elsewhere in this Appendix.

Investments Metrics investor day 2 0 0 7

Plan Interest Rate Outlook Inversion Eases for Second Half of 2008

MetaLife

C. Robert (Rob) Henrikson
Chairman, President & Chief Executive Officer
MetLife, Inc.
C. Robert (Rob) Henrikson is chairman of the board, president and chief executive officer of MetLife, Inc. (NYSE: MET), the largest life insurer in the U.S. and a leading provider of insurance and financial services to more than 70 million customers worldwide.
Appointed CEO and chairman in March and April 2006, respectively, Henrikson has led MetLife to achieve record financial results while capitalizing on emerging trends in several markets around the globe. During Henrikson’s first year as CEO, MetLife earned $50 billion in annual revenue and grew total assets to exceed $500 billion at year-end.
Henrikson began his 35-year career at MetLife as a sales representative, first selling individual life policies and, ultimately, multi-million dollar insurance and investment contracts to the employee benefits plans of the largest companies in the U.S. From June 2004 to March 2006, he was MetLife’s president and chief operating officer and oversaw all of the company’s core business segments – Institutional Business, Individual Business, Auto & Home, International and MetLife Bank.
Henrikson has positioned MetLife, which ranked 37th on the most recent FORTUNE 500®, to expand its domestic leadership positions and capitalize on emerging life, annuity and retirement markets outside the U.S. In addition to counting over 90 of the top one hundred FORTUNE 500® companies among its corporate clients, MetLife holds the number one market position in most employer-offered product categories, including group life, group auto & home and institutional annuities. MetLife also is the largest life insurer in Mexico, and has strong and growing positions in several markets, including Japan, South Korea and Chile. The company offers products and services to customers in the U.S., Latin America, Asia Pacific and Europe.
He is a board member of the American Council of Life Insurers and is a board member emeritus of the American Benefits Council. He also serves on the National Board of Advisors at the Morehouse School of Medicine, the board of directors of The New York Botanical Garden and the New York Philharmonic, and is a trustee of the American Museum of Natural History.
Henrikson received a B.A. from the University of Pennsylvania and a J.D. from Emory University School of Law. His dedication to both institutions continues, serving as chairman of the board of Wharton’s S.S. Huebner Foundation for Insurance Education and as an alumni trustee of Emory University.
He resides in Connecticut with his wife of 30 years, Mary. They have two grown sons.
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James Lipscomb
Executive Vice President & General Counsel
MetLife, Inc.
James Lipscomb is executive vice president and general counsel of MetLife, Inc. He was named to this position in July 2003.
Lipscomb oversees the company’s legal affairs group with responsibility for the global operation of the MetLife law and government and industry relations departments. He also provides advice to the board of directors and management on corporate governance and business operations.
From 2001 to 2003, Lipscomb served as senior vice president and deputy general counsel. Prior to this role, he was president and chief executive officer of Conning Corporation, a former MetLife subsidiary, and oversaw its asset management portfolio, private equity group, real estate loan origination and servicing platform, equity broker dealer and insurance industry research group. In addition, Lipscomb led MetLife’s corporate planning and strategy department from 1998 to 2000. He also served as a senior vice president in MetLife’s real estate investments department, where he was in charge of MetLife’s commercial mortgage loan portfolio. Lipscomb first joined MetLife in 1972 as an attorney.
Throughout his career, Lipscomb has held leadership positions in various local, state and national legal organizations, including the American College of Real Estate Lawyers and the State Bar of California. Lipscomb currently serves as treasurer and a member of the Executive Committee of the Association of the Bar of the City of New York. He has spoken widely on many legal forums and has been published on many topics, including the publication of “Structuring Complex Real Estate Transactions” (John Wiley 1988, Supp. 1993).
His civic affiliations include serving as chairman of the Citizens Budget Commission of New York, director of the Life Insurance Council of New York, trustee of the Practising Law Institute, director of Graffiti Ministries, Inc. and a member of the Center of Hope (Haiti), Inc. Advisory Board. Lipscomb also serves as a member of the board of directors of several MetLife subsidiaries – General American Life Insurance Company, Metropolitan Life Property and Liability Company and MetLife Foundation.
Lipscomb received a B.A. from Howard University, a J.D. from Columbia University Law School and a L.L.M. (Corporations) from New York University. He is a member of the state bar in New York and California and the federal bar in the Northern District of California, the Southern District of New York and the Second Circuit.
Lipscomb was named to Inside Counsel Magazine’s 2006 list of the top 50 most influential in-house counsel in North America and was recognized especially for diversity initiatives.
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Conor Murphy
Vice President, Investor Relations
MetLife
Conor Murphy is the vice president and head of investor relations for MetLife. He was appointed to this position in November 2007.
In this role, Murphy manages the coordination and execution of presenting MetLife’s financial results, messages and strategies to the analyst and investor community.
Before being named to his current position, Murphy was vice president and chief financial officer for MetLife’s investments department since July 2002. His various responsibilities included financial reporting & analysis, investment income projections, performance measurement & attribution, portfolio valuation and the Sarbanes-Oxley processes for investments.
Prior to joining the investments department, Murphy served in MetLife’s internal audit department, where he was responsible for various groups, including investments and investment affiliate auditing operations. Affiliate operations included investment advisor, mutual fund, broker dealer and trust company subsidiaries. He was also responsible for the Reinsurance Group of America (RGA) audit functions. MetLife, Inc. is the beneficial owner of approximately 52% of RGA’s outstanding shares.
Murphy joined MetLife in October 2000 after seven years with PricewaterhouseCoopers LLP, where he served in the New York Financial Services Industry Practice. Prior to PricewaterhouseCoopers, he spent five years with Grant Thornton LLP in Dublin, Ireland.
Murphy is a founding trustee of Cristo Rey New York High School and a past president of the Association of Chartered Accountants in the United States.
He is a certified public accountant and a member of the Massachusetts Society of CPAs. Murphy is also a chartered accountant and a fellow of the Institute of Chartered Accountants in Ireland.
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William J. Toppeta
President, International
MetLife, Inc.
William J. Toppeta is president, International for MetLife, Inc. He was named to this position in July 2001 and is responsible for all of the company’s insurance and employee benefits businesses outside the United States.
Under his leadership, MetLife continues to successfully expand its operations in three key regions outside of the U.S.: Latin America, Asia Pacific and Europe.
Since Toppeta was named president, International’s revenues have grown from $1.2 billion in 2001 to $4.6 billion in 2006. Since MetLife’s 2005 acquisition of substantially all of Citigroup Inc.’s international insurance businesses, MetLife’s presence outside the U.S. has expanded to now reach over 18 million customers in multiple countries and territories.
Toppeta has focused MetLife’s International business on growth – both organically and through acquisitions. He was the principal architect of MetLife’s acquisition and integration of Aseguradora Hidalgo S.A. in Mexico, where MetLife is now the largest life insurer. He also expanded MetLife’s operations in South Korea, Chile, Brazil, India and China.
Prior to assuming his current role, Toppeta served as MetLife’s president of client services and chief administrative officer from 1999 to 2001. Prior to this position, he oversaw MetLife’s Individual Business segment after having led the U.S. career agency force for three years. In 1995, he was named senior vice president to lead MetLife’s corporate reengineering department.
After being named vice president and deputy general manager of MetLife’s Canadian operations in 1992, he became president and CEO of Metropolitan Life’s Canadian operations in 1993. Toppeta also served as executive assistant to former CEO Richard R. Shinn and was appointed assistant vice president in the office of the president in 1979. He began his career at MetLife in 1973 as an attorney in the law department.
Toppeta is a member of the board of the President’s Council of Fordham University, vice chairman of the International Committee of the American Council of Life Insurers, and serves on the board of directors of the Council of the Americas, U.S.-India Business Council, and Coalition of Services Industries. He also serves as a director of MetLife Foundation, MetLife Investors, MetLife Securities, New England Securities and Walnut Street Securities among others.
He holds a B.A. from Fordham College as well as a J.D. and a LL.M from New York University’s School of Law.
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William J. Wheeler
Executive Vice President & Chief Financial Officer
MetLife, Inc.
William J. Wheeler is executive vice president and chief financial officer of MetLife, Inc. He was named to this position in December 2003.
As chief financial officer, Wheeler is responsible for overseeing all financial management matters for MetLife. This includes financial reporting, treasury, corporate actuarial, risk management, tax, investor relations and mergers and acquisitions.
In addition, in June 2006, he was named the executive officer responsible for MetLife Bank, which offers retail banking products, including money market accounts, certificates of deposit and residential mortgages.
In 2005, Wheeler oversaw the teams that negotiated the acquisition of, and secured all the necessary financing for, MetLife’s purchase of Travelers Life & Annuity and related international insurance businesses from Citigroup Inc. – MetLife’s largest deal ever in its 139-year history.
Before being promoted to chief financial officer, from 2002 to 2003 Wheeler was the head of product management, marketing and business development activities in the company’s Individual Business segment. Prior to this role and after MetLife’s initial public offering in 2000, Wheeler served as the chief financial officer of the company’s Institutional Business. In this position, he oversaw financial reporting and planning, as well as expense management for that segment.
Wheeler joined the company in 1997 as treasurer and played a key role in preparing MetLife to become a public company. He oversaw certain aspects of the demutualization, the development of investor relations and shareholder services organizations, and management of the initial public offering process and related transactions.
Before joining MetLife, Wheeler was an investment banker for ten years at Donaldson, Lufkin & Jenrette (DLJ). During his career at DLJ, he managed a variety of transactions, including equity and debt financings, mergers and acquisitions, leveraged buyouts, financial advisory and restructurings in a number of different industries, including the insurance industry.
Wheeler is a member of Wabash College’s board of trustees. He holds an M.B.A. from Harvard Business School and also received an A.B., magna cum laude, and was awarded Phi Beta Kappa from Wabash College.
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Steven A. Kandarian
Executive Vice President & Chief Investment Officer
MetLife, Inc.
Steven A. Kandarian is executive vice president and chief investment officer of MetLife, Inc. He joined the company in April 2005. As CIO, Kandarian is responsible for MetLife’s investment department and the company’s more than $325 billion general account portfolio.
Since joining MetLife, Kandarian has overseen a number of initiatives and strategies that have benefited and further diversified MetLife’s investment portfolio, enhanced the company’s focus on effective risk management and contributed to MetLife’s bottom line. This includes the diversification of MetLife’s alternative investment portfolio to reduce its exposure to leveraged buyout funds by adding new asset sectors. In addition, Kandarian strengthened the investment department’s risk management structure with a dedicated, focused effort. At the same time, under Kandarian’s leadership, MetLife has diversified its real estate equity portfolio in part through the late 2006 sale of Peter Cooper Village/Stuyvesant Town.
Prior to joining MetLife, Kandarian was the executive director of the Pension Benefit Guaranty Corporation (PBGC) from 2001 to 2004 where he was responsible for operations that involved assets of over $35 billion and benefit obligations to some 934,000 workers and retirees in more than 3,200 pension plans. He made the public case for comprehensive reform of the pension funding rules to put the defined benefit system and the PBGC on a sound financial footing. In addition, under Kandarian’s leadership, the PBGC adopted a new investment policy ensuring that, going forward, its assets be structured to better match liability durations.
Before joining the PBGC, Kandarian was founder and managing partner of Orion Partners, LP, where he managed a private equity fund specializing in venture capital and corporate acquisitions for eight years. From 1990 to 1993, he served as president and founder of Eagle Capital Holdings, where he formed a private merchant bank to sponsor equity investments in small and mid-sized businesses. Prior to establishing Eagle Capital Holdings, from 1984 to 1990, he was managing director of Lee Capital Holdings, a private equity firm based in Boston.
Previously, he held positions in corporate merger and acquisitions and leveraged buyouts at State Street Bank and Trust and LCB Holdings, Inc. Prior to joining LCB, Kandarian was an investment banker with Houston-based Rotan Mosle, Inc., where he had responsibility for a broad range of projects, including initial public offerings, mergers and acquisitions and private placements.
Kandarian currently serves as chairman of the board of directors of Reinsurance Group of America and previously served on the board of trustees for MassMutual Corporate Investors, MassMutual Participation Investors and MassMutual Premier Funds. He received a B.A. from Clark University, a J.D. from Georgetown University Law Center, and a M.B.A. from Harvard Business School.
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William J. Mullaney
President, Institutional Business
MetLife, Inc.
William J. Mullaney is president of MetLife’s Institutional Business segment, which provides a broad range of benefit solutions to group customers in the United States, including over 90 of the top one hundred FORTUNE 500® companies. Today, MetLife is the number one provider of many group insurance and retirement & savings offerings, including group life, group auto & home and institutional annuities. He was named to this position in January 2007.
Previously, Mullaney served as the president of MetLife Auto & Home, MetLife’s $3 billion personal lines property & casualty subsidiary that insures nearly 4 million autos and homes nationwide. In this role, Mullaney oversaw Auto & Home’s operations, including the development and distribution of all of MetLife’s property and casualty products. Under Mullaney’s leadership, Auto & Home delivered record operating earnings despite some of the worst hurricanes in U.S. history. At the same time, the company distinguished itself for its quick and compassionate response to customers affected by these natural disasters.
From 2002 through 2004, Mullaney served as senior vice president for claims and customer service at Auto & Home, where he oversaw claims, business operations and services, and customer retention initiatives as well as the project management office.
From 1998 to 2002, Mullaney was responsible for MetLife’s voluntary benefits business, which delivers financial products and services to employees at the workplace. In this role, he was responsible for creating and managing the sales, marketing and service platform for MetLife’s voluntary products, including group life, group auto & home and group long-term care insurance, as well as products offered by MetLife’s Hyatt Legal subsidiary. During the four years he oversaw the business, revenue increased by 50 percent. In 2000, he received added responsibility for MetLife’s national service center, which provides financial and administrative services to middle market customers in MetLife’s Institutional Business segment.
From 1996 to 1998, Mullaney served as the vice president overseeing MetLife’s relationship with the company’s largest institutional customer – General Motors. Prior to this position, he headed MetLife’s National Accounts customer units in Schaumburg, IL and Orange, CA, which served over 40 large customers, from 1994 to 1996. In 1992, Mullaney was put in charge of the Group National Accounts claim operations. He was promoted to vice president in 1990 and joined MetLife in 1982.
Mullaney is a member of the board of directors for the Insurance Information Institute. He is also on the board of directors of MetLife Auto & Home and MetLife Bank. He received a B.A. from the University of Pittsburgh, a M.B.A. from Pace University and a chartered life underwriter designation from The American College.
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Catherine A. Rein
Senior Executive Vice President
& Chief Administrative Officer
MetLife, Inc.
Catherine A. Rein is senior executive vice president and chief administrative officer of MetLife, Inc. She was appointed to this position in January 2005.
As chief administrative officer, Rein oversees the more than 7,000 employees that make up MetLife’s human resources, information technology, corporate ethics and compliance, audit, corporate communications, advertising and brand management, corporate security, corporate real estate, corporate procurement and call center functions.
Since being named CAO, Rein’s organization has supported a number of enterprise-wide initiatives at MetLife, including the company’s 2005 acquisition and integration of Travelers Life & Annuity. This transaction required contributions from all the departments within the CAO organization, each of which worked rapidly and cohesively to support the seamless integration of the Travelers businesses in just four months. In addition, under Rein’s leadership, MetLife has successfully launched a new consumer advertising campaign; expanded its infrastructure in order to support the company’s international expansion; and implemented real estate strategies for MetLife offices around the world.
From 1999 to 2004, Rein was president and chief executive officer of MetLife Auto & Home. In this role, she led the company to achieve record sales and operating earnings growth, improved MetLife Auto & Home’s combined ratio and increased customer retention. During her tenure, she also oversaw MetLife’s acquisition and integration of the personal insurance operations of the St. Paul Companies.
Prior to overseeing MetLife Auto & Home, Rein was senior executive vice president in charge of the MetLife business services group from 1998. She was named a senior vice president in 1988 in charge of various MetLife staff functions, including human resources, information technology, facilities and services, public affairs and government relations, planning, and mergers and acquisitions. Rein joined MetLife in 1985 as vice president in charge of the human resources department.
Before joining MetLife, she served as vice president and general counsel for The Continental Group, Inc. Prior to that, she was associated with the New York City law firm of Dewey, Ballantine, Bushby, Palmer & Wood.
Rein chairs the MetLife Foundation. In addition, she serves on the board of directors of The Bank of New York, Inc., First Energy Corporation, and is director emeritus of Corning, Inc. She received a B.A. from Pennsylvania State University and a J.D. from New York University. She is a member of the board of trustees of New York University Law Center Foundation. She is also a member of the American Bar Association, the New York State Bar Association and the Association of the Bar of the City of New York.
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Lisa M. Weber
President, Individual Business
MetLife, Inc.
Lisa M. Weber oversees the retail business segments, including Individual Business and Auto & Home, for MetLife, Inc., one of the largest providers of insurance and other financial services to 70 million clients worldwide. Year-end 2006 revenues grew 7% to $18.3 billion and operating earnings climbed 30% to $2 billion for these segments. Operating earnings for both units have both nearly doubled under her watch.
Since being named to the position in 2004, Weber has pursued a strategy emphasizing face-to-face advice that meets critical protection, wealth accumulation, and retirement needs of over 7 million clients. She directs one of the most efficient and diverse distribution systems in the industry with 11,000 affiliated advisors and 130,000 points of sale.
The successful integration of the Travelers Life and Annuity acquisition in 2005 dramatically expanded the company’s presence in the independent marketplace through third party distributors. Under her leadership, the agency systems – predominantly comprised of MetLife and New England Financial – have exceeded all profit targets and proven their ability to grow while lowering its expense gap. In the increasingly important retirement market, annuity sales through all channels have increased at a compound annual growth rate in excess of 17% during her tenure. Due to these results, the company claimed the #1 industry position in annuity sales according to VARDs rankings.
The company’s response to two of the largest hurricanes in U.S. history cemented the role of MetLife Auto & Home as a core component of the company’s operations. Solid claims management, disciplined underwriting and innovative product design have led to three straight years of growth in total clients and earnings.
From 2001 to 2004, Weber served as MetLife’s senior executive vice president and chief administrative officer. In this position, she was responsible for MetLife’s worldwide brand and communications, human resources, corporate ethics and compliance, audit, corporate services, security as well as the company’s philanthropic efforts through MetLife Foundation. As executive vice president of human resources from 1998 to 2001, Weber was instrumental in shaping and implementing MetLife’s overall strategy and was the principal architect behind MetLife’s culture transformation, critical to MetLife’s 2000 conversion from a mutual to publicly-traded company.
A veteran across the securities and banking industries, before joining MetLife, Weber spent more than 10 years at PaineWebber. She previously held leadership roles at Merrill Lynch and Manufacturers Hanover Trust Company.
Weber is a member of the boards of several MetLife subsidiaries, including MetLife Bank and MetLife Auto & Home, for which she serves as chair. She is a director of MetLife Foundation and a trustee of Northeast Region Boys & Girls Clubs of America. She holds a B.A. from the State University of New York at Stony Brook where she was elected to Phi Beta Kappa.
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